SUPPLEMENT TO THE

RETIREMENT GOVERNMENT MONEY MARKET PORTFOLIO

RETIREMENT MONEY MARKET PORTFOLIO

Funds of Fidelity Money Market Trust

STATEMENT OF ADDITIONAL INFORMATION

October 27, 2003

Effective May 7, 2004, the following information replaces similar information found under the heading "Custodians" in the "Description of the Trust" section on page 29.

Custodians. JPMorgan Chase Bank, 270 Park Avenue, New York, New York, is custodian of the assets of each fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The Bank of New York, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.

RMM/RGMB-04-01 May 7, 2004
1.475766.106